UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2006 (February 17, 2006)

Pennsylvania Commerce Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Senate Avenue, Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (717)975-5630

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 17, 2006, the Board of Directors of Pennsylvania Commerce Bancorp, Inc. amended and restated the Company’s Articles of Incorporation and Bylaws. The Board amended the location and post office address of the registered office of the Corporation from 100 Senate Avenue, Camp Hill, Pennsylvania to 3801 Paxton Street, Harrisburg, Pennsylvania in Item 2 of the Company’s Articles of Incorporation. Also, the Board of Directors amended Article 5 of the Company’s Bylaws to allow the shareholder to submit electronically, in addition to the previously accepted method in writing, the authorization of another person to act for the shareholder by proxy.

Item 9.01. Financial Statements and Exhibits

Exhibit No.

99.1	Articles of Incorporation of Pennsylvania Commerce Bancorp, Inc., as amended and restated February 17, 2006.

99.2	Bylaws of Pennsylvania Commerce Bancorp, Inc., as amended and restated February 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pennsylvania Commerce Bancorp, Inc.
(Registrant)

Date: February 22, 2006	/s/ Mark A. Zody
Mark A. Zody,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	DESCRIPTION

99.1	Articles of Incorporation of Pennsylvania Commerce Bancorp, Inc., as amended and restated February 17, 2006

99.2	Bylaws of Pennsylvania Commerce Bancorp, Inc., as amended and restated February 17, 2006